Scudder
Medium Term
Tax Free Fund


Annual Report
May 31, 1999


No-Load Funds


A fund that seeks to provide a high level of income free from regular federal income taxes and to limit principal fluctuation.

A no-load fund with no commissions to buy, sell, or exchange shares.


SCUDDER

                        Scudder Medium Term Tax Free Fund
--------------------------------------------------------------------------------
Date of Inception: 4/21/83       Total Net Assets           Ticker Symbol: SCMTX
                          as of 5/31/99: $643.3 million
--------------------------------------------------------------------------------

o Scudder Medium Term Tax Free Fund's fiscal year end has changed from December 31 to May 31. For its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, Scudder Medium Term Tax Free Fund posted a total return of -0.02%. Over the 12 months ended May 31, the Fund returned 3.79%, outpacing the 3.72% average performance of the Fund's peers over the same period, according to Lipper Analytical Services.

o For the three-, five-, and ten-year periods, the Fund's total returns placed it in the top one-third of municipal bond funds as tracked by Lipper. Please see page 6 for additional Lipper performance information.

o As of May 31, 1999, Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 3.75%, equivalent to a 6.21% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

o Scudder Medium Term Tax Free Fund received an overall Morningstar Rating(TM) of four stars out of 1,586 tax free funds as of May 31, 1999*

                               Table of Contents

 3  Letter from the Fund's President       24  Notes to Financial Statements
 4  Performance Update                     26  Report of Independent Accountants
 5  Portfolio Summary                      27  Tax Information
 6  Portfolio Management Discussion        28  Officers and Trustees
10  Investment Portfolio                   29  Investment Products and Services
20  Financial Statements                   30  Scudder Solutions
23  Financial Highlights

* Morningstar proprietary rankings reflect historical risk-adjusted performance as of May 31, 1999. Ratings are subject to change monthly, and past performance does not guarantee future results. Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns in excess of 90-day Treasury bills with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. The Fund received three stars for the three-year period, four stars for the five-year period, and five stars for the ten-year period. The top 10% of funds in a broad asset class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The Fund was rated among 1586, 1184, and 368 funds in its broad asset class for the three-, five-, and ten-year periods, respectively.

                      2 - Scudder Medium Term Tax Free Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Medium Term Tax Free Fund's abbreviated fiscal year ended May 31, 1999. We have changed the Fund's fiscal year end from December 31 to May 31 as part of a larger effort to create efficiencies and reduce the costs of producing Scudder fund regulatory materials such as fund reports and prospectuses. Going forward, you will receive regular reports following the Fund's annual and semiannual periods ending in May and November. For its abbreviated fiscal year that began January 1, 1999, and ended May 31, 1999, the Fund posted a total return of -0.02%. Over the 12 months ended May 31, the Fund returned 3.79%, outpacing the 3.72% average performance of the Fund's peers over the same period, according to Lipper.

     Investors concerned about the increased volatility of the financial markets during the past 12 months should find the chart on page 7 of interest. The chart shows that over the 12-month period ended May 31, 30-year municipal bonds displayed measurably less price volatility than comparable Treasury securities. For more information concerning Scudder Medium Term Tax Free Fund's market performance, strategy, and outlook, please see the Portfolio Management Discussion that begins on page 6.

     For those interested in new Scudder products, we are pleased to introduce Scudder Select 500 Fund and Scudder Select 1000 Growth Fund. Both funds are managed with the goal of providing long-term outperformance compared to their benchmark indices, the S&P 500 Index and the Russell 1000 Growth Index, respectively. For more information on either Select fund, please call us at the number below.

     Please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. PageNO TAG provides more information on how to contact Scudder. Thank you for choosing Scudder Medium Term Tax Free Fund to help meet your investment needs.

     Sincerely,

     /s/Daniel Pierce
     Daniel Pierce
     President,
     Scudder Medium Term Tax Free Fund

                      3 - Scudder Medium Term Tax Free Fund

                      Performance Update as of May 31, 1999

--------------------------------------------------------------------------------
Fund Index Comparisons
--------------------------------------------------------------------------------

                       Total Return
----------------------------------------------------
Period Ended        Growth of                Average
5/31/1999           $10,000      Cumulative  Annual
----------------------------------------------------
Scudder Medium Term Tax Free Fund
----------------------------------------------------
1 Year              $ 10,379       3.79%     3.79%
5 Year              $ 13,399      33.99%     6.03%
10 Year*            $ 19,475      94.75%     6.89%
----------------------------------------------------
Lehman Brothers Municipal Bond Index
----------------------------------------------------
1 Year              $ 10,467       4.67%     4.67%
5 Year              $ 14,147      41.47%     7.18%
10 Year             $ 21,062     110.62%     7.73%


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

                   Scudder Medium          Lehman Brothers
                  Term Tax Free Fund    Municipal Bond Index

          '89           10000                 10000
          '90           10594                 10733
          '91           11507                 11814
          '92           12642                 12976
          '93           14065                 14529
          '94           14535                 14888
          '95           15596                 16243
          '96           16315                 16986
          '97           17426                 18395
          '98           18764                 20121
          '99           19475                 21062

                           Yearly periods ended May 31

The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of the long-term, investment grade tax-exempt bond market consisting of municipal bonds with a maturity of at least two years. Generally, the Index's average effective maturity is longer than the Fund's. Index returns assume dividends are reinvested and, unlike Fund returns, do not reflect any fees or expenses.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND
INDEX TOTAL RETURN (%)

CHART DATA:



                                       1990     1991    1992     1993     1994     1995    1996     1997     1998     1999
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value                      $ 10.03  $ 10.27  $ 10.60 $ 11.09  $ 10.80  $ 11.01  $ 10.92 $ 11.10  $ 11.38  $ 11.26
------------------------------------------------------------------------------------------------------------------------------
Income Dividends                     $  .56   $  .60   $  .65  $  .64   $  .58   $  .55   $  .53  $  .52   $  .52   $  .51
------------------------------------------------------------------------------------------------------------------------------
Capital Gains Distributions          $   --   $   --   $  .01  $  .03   $  .09   $   --   $  .07  $  .03   $  .04   $  .04
------------------------------------------------------------------------------------------------------------------------------
Fund Total Return (%)                  5.94     8.62     9.86   11.26     3.34     7.30     4.61    6.81     7.68     3.79
------------------------------------------------------------------------------------------------------------------------------
Index Total Return (%)                 7.33    10.08     9.83   11.97     2.47     9.11     4.57    8.29     9.39     4.67
------------------------------------------------------------------------------------------------------------------------------

*On November 1, 1990, the Fund adopted its present name and objectives. Prior to that date, the Fund was known as the 1990 Portfolio of the Scudder Tax Free Target Fund and its objective was to provide high tax-free income and current liquidity. Since adopting its current objectives, the cumulative and average annual total returns are 80.00% and 7.09%, respectively.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses for the period November 1, 1990 through October 31, 1995, the total returns of the Fund for the five year and ten year periods would have been lower.

                      4 - Scudder Medium Term Tax Free Fund

                      Portfolio Summary as of May 31, 1999

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      Electric Utility Revenue          20%
      Core Cities/Lease                 15%
      Hospital/Health Revenue           13%
      State General Obligation/Lease    12%
      School District/Lease              9%
      Other General Obligation/Lease     6%
      Sales/Special Tax                  6%
      Resource Recovery                  3%
      Counties General Obligation/Lease  3%
      Miscellaneous Municipal           13%
   ----------------------------------------
                                       100%
   ----------------------------------------


Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas.

--------------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

      AAA                            61%
      AA                             11%
      A                              13%
      BBB                             9%
      Not Rated                       6%
   --------------------------------------
                                    100%
   --------------------------------------
   Weighted average quality: AA

Overall portfolio quality remains high, with 72% of portfolio assets rated AAA or AA.

--------------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

       Less than Year                          3%
       1 through   5 years                    37%
       5 through  10 years                    41%
       10 through 15 years                    19%
   ----------------------------------------------
                                             100%
   ----------------------------------------------

   Weighted average effective maturity:
   6.26 years

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average maturity similar to that of its competitive universe.

For more complete details about the Fund's investment portfolio, see page 10. A quarterly Fund Summary and Portfolio Holdings are available upon request.

                      5 - Scudder Medium Term Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Following a series of overseas and domestic financial crises that prompted uncertainty, volatility, and a "flight to quality," bond yields plummeted, then returned to July 1998 levels by the close of Scudder Medium Term Tax Free Fund's most recent fiscal year. During its abbreviated fiscal year beginning January 1, 1999, through May 31, 1999, the Fund returned -0.02%. Over the 12 months ended May 31, the Fund returned 3.79%, outpacing the 3.72% average performance of the Fund's peers over the same period as tracked by Lipper Analytical Services, Inc., an independent analyst of investment performance. As of May 31, 1999, Scudder Medium Term Tax Free Fund's 30-day net annualized SEC yield was 3.75%, equivalent to a 6.21% taxable yield for investors subject to the 39.6% maximum federal income tax rate.

Scudder Medium Term Tax Free Fund's long-term performance record remains highly competitive: As shown in the accompanying table, the Fund's average annual total returns placed it in the top one-third of its peers over three-, five-, and ten-year periods. Please turn to the Performance Update on page 4 for more information on the Fund's long-term progress, including comparisons with the unmanaged Lehman Brothers Municipal Bond Index.

                             A Market Roller Coaster

Market turmoil hit a peak in the wake of the Russian currency devaluation late last summer, followed by the near collapse of the Long Term Capital

--------------------------------------------------------------------------------
Competitive Long-Term Results
(Average annual returns for periods ended May 31, 1999)
--------------------------------------------------------------------------------

              Scudder
              Medium    Lipper             Number
             Term Tax   average              of
             Free Fund  annual              Funds       Percentile
 Period       return    return     Rank    tracked       Ranking

1 year         3.79%    3.72%       58 of    134         Top 43%

3 years        6.08%    5.85%       32 of    114         Top 28%

5 years        6.03%    5.81%       24 of     88         Top 27%

10 years       6.89%    6.58%        7 of     24         Top 29%

Past performance does not guarantee future results.

Lipper Analytical Services, Inc., is an independent analyst of investment performance. Performance includes reinvestment of dividends and capital gains.

--------------------------------------------------------------------------------

Management hedge fund. Volatility in the U.S. stock market increased greatly while a massive reallocation to U.S. Treasury bonds led to substantially lower yields. The Federal Reserve's three interest rate cuts during the third and fourth quarters of 1998 helped to gradually restore market stability. During this period, the U.S. economy continued to grow beyond all expectations, with a dramatic 6% annualized increase in GDP for the fourth quarter of 1998 and a strong start in 1999 that seemed to assure at least 4% GDP growth this year. This show of strength, in turn, worried bond investors, who responded by sending 30-year Treasury bond yields back up to July 1998 levels. Over the twelve months ended May 31, yields of

                      6 - Scudder Medium Term Tax Free Fund

--------------------------------------------------------------------------------
Municipal Provided Greater Stability

Monthly prices of 30-year AAA-rated municipal bonds
compared with prices of 30-year U.S. Treasury bonds,
5/31/98-5/31/99.
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA

                                    30-year            30-year
                                    AAA-rated            U.S.
                                 municipal bonds     Treasury bonds

               5/31/98              100.77             100.14
                                    100.00             103.47
               7/31/98              100.00             101.57
                                    102.33             107.12
               9/30/98              105.57             114.87
                                    102.33             111.47
               11/30/98             102.33             109.83
                                    102.33             111.47
               1/31/99              103.13             111.14
                                    101.55             103.32
               3/31/99              100.77             102.11
                                    100.31             104.665
               5/31/99               98.19             100.00

Past performance is not indicative of future results.

Source: Scudder Kemper Investments, Inc.

--------------------------------------------------------------------------------

30-year Treasury bonds ended slightly higher, beginning at 5.60% and ending at 5.84%. Over the same time frame, yields of 30-year AAA insured municipal bonds rose slightly, from 5.10% to 5.22%.

In addition to high tax free yields, municipal bonds have historically offered greater price stability over time than Treasury bonds of comparable maturity. The accompanying chart demonstrates the record over the past 12 months, when most financial markets were at a peak of volatility.

                               Tax-Free Income and
                               Below-Average Risk

Scudder Medium Term Tax Free Fund's primary investment goals are to generate high federally tax-free income while maintaining a significant degree of price stability. During the Fund's abbreviated fiscal year, we maintained a two-part strategy: First, we focused on premium "cushion" bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer prior to maturity. At the same time, we continued the Fund's strong emphasis on call protection. (Generally a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate.) Our call-protection strategy provides a more reliable income stream for the Fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. In terms of maturity, we purchased 11- to 13-year bonds during the period, because we believe they offer the best total return potential, based on our outlook for interest rates and the yield differentials among bonds across the maturity spectrum.

The Fund continues its cautious stance on the market with respect to interest rate risk, maintaining an average duration similar to that of its competitive universe. As of May 31, 1999, the Fund's average duration was 5.3 years. (Duration gives relative weight to both principal and interest payments through the life of a bond and has replaced average maturity as the standard measure of interest rate sensitivity among professional investors. Generally, the shorter the duration, the less sensitive a portfolio will be to changes in interest rates.)

                      7 - Scudder Medium Term Tax Free Fund

The Fund's overall level of portfolio quality remains high, with over 70% of the Fund's portfolio rated AAA or AA. Diversification remains an important strategy for the Fund, allowing us to spread risk over a large number of sectors, maturities, and geographic areas. As of May 31, 1999, the Fund held securities issued in 36 states plus the District of Columbia and the Virgin Islands. The Portfolio Summary on pageNO TAG provides more information about the Fund's holdings, including quality, maturity, and sector representation.

                                     Outlook

In light of recent increases in short-term interest rates -- including an increase in the Federal Funds target rate following the close of the period -- a long-predicted slowdown in U.S. economic activity seems more likely to occur during the second half of 1999. At the same time, we expect that inflation will remain restrained, which should place an upper limit on interest rate increases. Though as a general rule we maintain a portfolio duration in line with our market, we will take a cautious approach during the coming months. We will also monitor the level of worldwide economic activity closely over the remainder of the year: The United States has been the only significant engine of economic growth for some time. If the incipient economic recovery in Asia and other parts of the world gathers steam, we will watch for additional upward pressure on inflation and short-term interest rates and adjust our strategy accordingly.

--------------------------------------------------------------------------------

                               Scudder Medium Term
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Medium Term Tax Free Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging our extensive resources.

Lead Portfolio Manager Ashton P. Goodfield, who joined the Adviser in 1986, assumed responsibility for the Fund's day-to-day management and overall investment strategies in 1994. Ms. Goodfield has been a Portfolio Manager for the Adviser since 1990.

Portfolio Manager Philip G. Condon joined the team in 1998 and joined the Adviser in 1983. Mr. Condon has 17 years of experience in municipal investing and portfolio management.

--------------------------------------------------------------------------------

                      8 - Scudder Medium Term Tax Free Fund

In terms of the Fund's day-to-day strategy, we will continue to seek competitive returns by focusing on 8- to 12-year premium cushion bonds and noncallable bonds over the coming months. And rather than attempting to make investment decisions based on short-term market movements, we will search for the most attractively valued bonds as we seek a high level of tax-free income for our shareholders.


Sincerely,

Your Portfolio Management Team

/s/Ashton P. Goodfield        /s/Philip G. Condon

Ashton P. Goodfield           Philip G. Condon

                      9 - Scudder Medium Term Tax Free Fund

                     Investment Portfolio as of May 31, 1999

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Short-Term Municipal Investments 0.4%
-----------------------------------------------------------------------------------------------------------------------------------
New Hampshire
New Hampshire Higher Education & Health Facilities Authority,
  Frisbie Memorial Hospital,
  Series 1993, 5.25%, 10/1/1999 ....................................................             710,000               710,710
New York
Long Island Power Authority, NY, Electrical Systems Revenue,
  Series 1998-6, Daily Demand Note,
  3.2%, 5/1/2033* ..................................................................           2,000,000             2,000,000
-----------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $2,709,269)                                                             2,710,710
-----------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 99.6%
-----------------------------------------------------------------------------------------------------------------------------------
Alabama
Alabama Street Docks, Department Facilities Revenue, Series
  1998, 6%, 10/1/2007 (b) ..........................................................           1,000,000             1,103,300
Alaska
North Slope Borough, AK, General Obligation:
  Series 1992 A, Zero Coupon, 6/30/2002 (b) ........................................           3,275,000             2,891,760
  Series 1992 A, Zero Coupon, 6/30/2003 (b) ........................................           7,000,000             5,908,280
  Series 1994 B, Zero Coupon, 6/30/2004 (b) ........................................          19,500,000            15,688,335
  Series 1995 A, Zero Coupon, 6/30/2006 (b) ........................................          11,150,000             8,116,420
Arizona
Arizona Health Facilities Authority, Hospital System Revenue,
  Phoenix Baptist Hospital and
  Medical Center, ETM, Series 1992, 6.1%, 9/1/2003 (b)** ...........................           2,000,000             2,160,360
Maricopa County, AZ, School District #28, General Obligation:
  Series 1993 B, Zero Coupon, 1/1/2003 (b) .........................................           4,150,000             3,582,031
  Series 1993 B, Zero Coupon, 7/1/2003 (b) .........................................           2,000,000             1,691,280
Maricopa County, AZ, School District #41, General Obligation:
  Series 1993, Zero Coupon, 7/1/2003 (b) ...........................................           4,500,000             3,805,380
  Series 1993, Zero Coupon, 1/1/2004 (b) ...........................................           6,000,000             4,941,960
  Series 1994, Zero Coupon, 7/1/2005 (b) ...........................................           1,790,000             1,374,756
  Series 1994, Zero Coupon, 1/1/2006 (b) ...........................................           2,925,000             2,184,185
  Series 1994, Zero Coupon, 7/1/2006 (b) ...........................................           7,605,000             5,554,464
Salt River, AZ, Agricultural Improvement and Power District,
  Electrical Systems Revenue,
  Series 1992 C, 6.2%, 1/1/2012 ....................................................           1,500,000             1,600,185
Arkansas
Rogers, AR, Sales & Use Tax Revenue, Series 1996, 5.35%,
  11/1/2011 ........................................................................           2,500,000             2,561,875

    The accompanying notes are an integral part of the financial statements.

                     10 - Scudder Medium Term Tax Free Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

California

California Health Facilities Finance Authority, Summit Medical
  Center, Series 1996 A, 6%, 5/1/2006 (b) ..........................................           3,150,000             3,487,523
Central Valley Finance Authority, CA, Cogeneration Project
  Revenue, Carson Ice, Series 1998, 5.25%, 7/1/2013 (b) ............................           4,480,000             4,585,773
Foothill/Eastern Transportation Corridor Agency, CA, Toll Road
  Revenue, Series 1995 A, Step-up Coupon, 0% to 1/1/2005, 7.05% to 1/1/2009 ........           7,275,000             5,900,316
Long Beach, CA, Aquarium of the Pacific Project, Series 1995
  A, 5.75%, 7/1/2005 ...............................................................           1,300,000             1,380,704
Orange County, CA, Local Transportation Authority, Sales Tax
  Revenue, Series 1994 M,
  Step-down Coupon, 5.10% to 2/15/1998, 4.3% to 2/15/2001 (b) ......................           5,100,000             5,162,577
San Diego, CA, Certificate of Participation, Water Utility
  Funding, Series 1998, 5.375%, 8/1/2012 (b) .......................................           2,000,000             2,103,420

Colorado

Boulder County, CO, Industrial Development Revenue, May
  Department Stores, Series 1992,
  6.25%, 9/1/2007 ..................................................................           3,500,000             3,700,270

Connecticut

Bristol, CT, Resource Recovery, Ogden Martin System, Series
  1995, 6.125%, 7/1/2003 ...........................................................          10,635,000            11,078,160
Connecticut State Health & Educational Facilities Authority,
  Windham Community Memorial
  Hospital, Series 1996 C, 5.75%, 7/1/2011 .........................................           3,500,000             3,538,360

District of Columbia

District of Columbia, Certificate of Participation, Series
  1993, 6.875%, 1/1/2003 ...........................................................           1,780,000             1,850,862
District of Columbia, General Obligation:
  Series 1989 B, Zero Coupon, 6/1/2001 (b) .........................................           7,100,000             6,562,033
  Series 1993 A, 5.625%, 6/1/2002 (b) ..............................................           7,760,000             8,093,913
  Series 1993 A, ETM, 5.625%, 6/1/2002 (b)** .......................................             600,000               628,938
  Series 1993 A, 4.85%, 6/1/2004 (b) ...............................................           1,900,000             1,947,481
  Series 1993 A, 5.8%, 6/1/2004 (b) ................................................           6,440,000             6,871,094
  Series 1993 A, ETM, 4.85%, 6/1/2004 (b)** ........................................             100,000               103,163
  Series 1993 A, ETM, 5.8%, 6/1/2004 (b)** .........................................             510,000               547,699
  Series 1993 A, 4.95%, 6/1/2005 (b) ...............................................           3,745,000             3,850,721
  Series 1993 A, 5.875%, 6/1/2005 (b) ..............................................           3,385,000             3,642,395
  Series 1993 A, ETM, 4.95%, 6/1/2005 (b)** ........................................             195,000               202,086
  Series 1993 A, ETM, 5.875%, 6/1/2005 (b)** .......................................             265,000               287,477
  Series 1993 B, 5.3%, 6/1/2005 (b) ................................................           8,000,000             8,372,160
District of Columbia, Redevelopment Land Agency, DC Sports
  Arena, Special Tax, Series 1996,
  5.625%, 11/1/2010 ................................................................           1,960,000             2,027,404

    The accompanying notes are an integral part of the financial statements.

                     11 - Scudder Medium Term Tax Free Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Florida

Dade County, FL, General Obligation:
  Series 1990, Zero Coupon, Prerefunded 2/1/2006, 8/1/2014 (b) (c) .................           4,000,000             1,647,080
  Series 1990, Zero Coupon, Prerefunded 2/1/2006, 8/1/2018 (b) (c) .................           6,000,000             1,811,340
Escambia County, FL, Utilities Authority, Utilities System
  Revenue, Series 1998 D, 5%, 1/1/2004 (b) .........................................           2,000,000             2,077,120

Georgia

Clayton County, GA, Hospital Revenue, Series 1998 A, 5.25%,
  8/1/2012 (b) .....................................................................           2,275,000             2,313,834
Fulton County, GA, School District, General Obligation, Series
  1998, 5.25%, 1/1/2013 ............................................................           1,500,000             1,565,220
Georgia, General Obligation:
  Series 1994 E, 6.75%, 12/1/2012 ..................................................           6,620,000             7,936,321
  Series 1995 A, 6.75%, 9/1/2010 ...................................................           5,370,000             6,380,473

Hawaii

Hawaii State General Obligation, Series 1993 C, 4.75%, 11/1/2008 ...................           7,050,000             7,076,367
Honolulu, HI, General Obligation, Series 1999 B, 5.125%, 7/1/2012 ..................           1,275,000             1,288,235

Illinois

Alton, IL, Health Facilities Authority, Series 1991, ETM,
  6.7%, 2/15/2000 (b)** ............................................................             555,000               568,130
Berwyn, IL, MacNeal Memorial Hospital, Association Project,
  Series 1995, 5.25%, 6/1/2004 (b) .................................................           3,935,000             4,101,805
Boone, McHenry & Dekalb Counties, IL, United School District
  #100, General Obligation,
  Series 1997, Zero Coupon, 12/1/2012 (b) ..........................................           2,545,000             1,283,876
Chicago, Illinois, Water Revenue, Series 1997, Zero Coupon, 11/1/2011 (b) ..........           5,000,000             2,684,100
Cook County, IL, General Obligation:
  School District #401, Elmwood Park:
   Series 1997, Zero Coupon, 12/1/2007 (b) .........................................           2,180,000             1,470,672
   Series 1997, Zero Coupon, 12/1/2009 (b) .........................................           3,625,000             2,177,393
  Series 1999 B, 5.125%, 11/15/2011 (b) ............................................           3,060,000             3,117,344
Hoffman Estates, IL, Tax Increment Revenue:
  Series 1991, Zero Coupon, 5/15/2004 ..............................................           2,450,000             1,963,455
  Series 1991, Zero Coupon, 5/15/2006 ..............................................           8,500,000             6,142,270
Illinois Development Finance Authority, Commonwealth Edison,
  Series 1994, 5.3%, 1/15/2004 (b) .................................................           7,500,000             7,824,300
Illinois Educational Facilities Authority, Loyola University,
  Series 1991 A, ETM, Zero Coupon,
  7/1/2002 (b)** ...................................................................           2,130,000             1,881,663
Illinois Health Facilities Authority:
  Evangelical Hospitals, Series 1992 B, ETM, 6.1%, 4/15/2001 (b)** .................           1,240,000             1,291,844

    The accompanying notes are an integral part of the financial statements.

                              12 - Scudder Medium Term Tax Free Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
 Sisters Services:
   Series 1991 C, 6.1%, 6/1/2000 (b) ...............................................           1,500,000             1,539,105
   Series 1993 C, 6.2%, 6/1/2001 (b) ...............................................           1,900,000             1,983,961
Illinois State General Obligation, Series 1994, 4.6%, 12/1/2005 ....................           5,000,000             5,096,300
Illinois State Toll Highway Authority, Series 1998 A, 5.5%, 1/1/2013 (b) ...........           6,865,000             7,255,893
Kendall, Kane & Will Counties, IL, School District #308,
  Series 1991, Zero Coupon, 3/1/2003 (b) ...........................................           1,345,000             1,148,791
Macon and Decatur Counties, IL, Certificate of Participation,
  Series 1991, 6.3%, 1/1/2000 (b) ..................................................           1,320,000             1,343,338
Metropolitan Pier and Exposition Authority of Illinois, Series
  1992, Zero Coupon, 6/15/2004 (b) .................................................          10,500,000             8,441,685
Rosemont, IL, General Obligation:
  Series 1990 B, Zero Coupon, 12/1/2002 (b) ........................................           2,785,000             2,412,228
  Series 1990 C, Zero Coupon, 12/1/2002 (b) ........................................           3,345,000             2,897,272

Indiana

Indiana Housing Finance Authority, Single Family Mortgage
  Revenue, Series 1995 C-1, 5.25%, 7/1/2012 ........................................             755,000               761,040
Indianapolis, IN, Resource Recovery Revenue, Ogden Martin
  Systems Inc. Project, Series 1996, 6.75%, 12/1/2007 (b) ..........................           6,000,000             6,863,460
Madison County, IN, Hospital Facilities Revenue, Holy Cross
  Health System, Series 1991, 6.7%,
  Prerefunded 12/1/2001, 12/1/2002 (b) (c) .........................................           1,385,000             1,505,080

Iowa

Iowa Certificate of Participation, Series 1992 A, 6.25%, 7/1/2002 (b) ..............           5,000,000             5,310,450

Kansas

Kansas City, KS, Utility System Revenue:
  Series 1991, ETM, Zero Coupon, 3/1/2003 (b)** ....................................           3,850,000             3,300,220
  Series 1991, Zero Coupon, 3/1/2003 (b) ...........................................           2,750,000             2,356,613

Louisiana

Jefferson Parish, LA, School Board Sales & Use Tax Revenue,
  Series 1986 A, ETM, 7.35%, 2/1/2003** ............................................           5,055,000             5,535,731
Louisiana Housing Finance Agency, Single Family Mortgage
  Revenue, Series 1995 C-1, 5.125%, 12/1/2010 (b) ..................................           1,185,000             1,203,794
Orleans, LA, Levee District, Series 1986, 5.95%, 11/1/2014 (b) .....................           1,815,000             1,965,355

Massachusetts

Massachusetts General Obligation:
  Series 1992 A, 6.4%, 8/1/2003 ....................................................           1,000,000             1,088,400
  Series 1992 B, 6.375%, 8/1/2002 ..................................................           2,150,000             2,307,316
  Series 1998 C, 5.25%, 8/1/2012 ...................................................           4,000,000             4,119,080

    The accompanying notes are an integral part of the financial statements.

                     13 - Scudder Medium Term Tax Free Fund

                                                                                                Principal            Market
                                                                                               Amount ($)           Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Massachusetts Health & Educational Facilities Authority, St.
  Joseph's Hospital, Series 1989 C,
  9.5%, Prerefunded 10/1/1999, 10/1/2020 (c) .......................................           2,765,000             2,875,904
Massachusetts State Housing Finance Agency:
  Series 1992 C, 6.25%, 5/15/2002 ..................................................           2,000,000             2,087,040
  Series 1992 C, 6.25%, 11/15/2002 .................................................           3,420,000             3,598,729
Massachusetts State Industrial Finance Agency:
  Resource Recovery, Series 1993 A, 6.15%, 7/1/2002 ................................           3,250,000             3,393,553
  Sturdy Memorial Hospital, Series 1989, 7.9%, 6/1/2009 ............................           1,545,000             1,581,014
Massachusetts Water Resource Authority, Series 1990 A, 7.25%, 4/1/2001 .............           1,000,000             1,047,090

Michigan

Detroit, MI, City School District, General Obligation, Series
  1998 C, 5.25%, 5/1/2013 (b) ......................................................           1,000,000             1,037,040
Forest Hills, MI, Public Schools, General Obligation, Series
  1999, 5%, 5/1/2013 ...............................................................           1,525,000             1,546,365
Michigan Municipal Bond Authority, Local Government Loan
  Program, Series 1991, Zero Coupon, 6/15/2006 (b) .................................           4,750,000             3,468,925
Michigan State Trunk Line, Series 1998 A, 5.25%, 11/1/2012 .........................           2,000,000             2,076,180
Romulus, MI, Community Schools, Series 1992-II, Zero Coupon,
  Prerefunded 5/1/2007, 5/1/2022 (b) (c) ...........................................          12,400,000             3,183,204

Mississippi

Mississippi Higher Education, Series 1992 B, 6.2%, 1/1/2002 ........................           1,200,000             1,252,008
Mississippi Hospital Equipment and Facilities Authority, Rush
  Medical Foundation Project,
  Series 1997 A, 5.4%, 1/1/2007 ....................................................           1,760,000             1,804,827

Nevada

Clark County, NV, School District, General Obligation:
  Series 1997 B, 6.5%, 6/15/2007 (b) ...............................................           7,000,000             7,941,290
  Series 1999, 5.25%, 6/15/2013 (b) ................................................           5,000,000             5,089,750
Nevada State Housing Division, Single Family Mortgage Revenue,
  Series 1993 R, 5.95%, 10/1/2011 ..................................................           1,485,000             1,548,721

New Hampshire

New Hampshire Higher Education & Health Facilities Authority,
  Catholic Charities,
  Series 1997 A, 5.75%, 8/1/2011 ...................................................           1,300,000             1,308,294

New Jersey

New Jersey Economic Development Authority, Market Transition
  Facility Revenue, Series 1994 A, 7%, 7/1/2004 (b) ................................           2,500,000             2,816,550
New Jersey State Transportation Trust Fund Authority, Series
  1998 A, 5.25%, 6/15/2010 .........................................................           4,000,000             4,187,800

New Mexico

Bernalillo County, NM, Gross Receipts Tax Revenue, Series
  1998, 5%, 4/1/2012 ...............................................................           1,000,000             1,016,060

    The accompanying notes are an integral part of the financial statements.

                     14 - Scudder Medium Term Tax Free Fund

                                                               Principal        Market
                                                               Amount ($)     Value ($)
----------------------------------------------------------------------------------------

New York

Long Island Power Authority, NY, Electrical Systems Revenue,
  Series 1998, 5.125%, 4/1/2012 (b) .........................    3,000,000    3,030,900
Metropolitan Transportation Authority of New York, Service
  Contract:
  Commuter Facilities:
   Series 1991, 6.75%, 7/1/2000 .............................    1,200,000    1,242,144
   Series 1991, 6.9%, 7/1/2001 ..............................    1,280,000    1,354,880
  Transit Facilities:
   Series 1991, 6.75%, 7/1/2000 .............................    2,270,000    2,349,722
   Series 1991, 6.9%, 7/1/2001 ..............................    2,415,000    2,556,278
   Series 1993 O, 5.75%, 7/1/2007 ...........................    1,975,000    2,115,897
New York, NY, General Obligation:
  Series 1992 H, ETM, 6.9%, 2/1/2001** ......................      505,000      531,457
  Series 1992 B, ETM, 6.4%, 10/1/2002** .....................    1,605,000    1,729,997
  Series 1992 B, 6.4%, 10/1/2002 ............................    3,300,000    3,537,105
  Series 1992 B, 6.6%, 10/1/2003 ............................      205,000      222,786
  Series 1992 B, 6.6%, Prerefunded 10/1/2002, 10/1/2003 (c) .    9,995,000   10,967,314
  Series 1992 C-1, 6.3%, 8/1/2003 (b) .......................       50,000       53,924
  Series 1994 A, 7%, 8/1/2004 ...............................    7,650,000    8,591,027
  Series 1994 A, 6%, 8/1/2005 (b) ...........................    2,560,000    2,791,885
  Series 1995 B, 6.75%, 8/15/2003 ...........................    7,000,000    7,679,420
  Series 1995 B, 7.25%, 8/15/2007 ...........................    2,900,000    3,406,369
  Series 1995 E, 6.6%, 8/1/2004 .............................    2,500,000    2,761,625
  Series 1996 A, 7%, 8/1/2006 ...............................    2,000,000    2,296,920
  Series 1996 G, 6.75%, 2/1/2009 ............................    5,000,000    5,763,850
New York State Dormitory Authority:
  City University System, Consolidated Revenue Lease, Series
  1993 A, 5.5%, 7/1/2003 ....................................    8,000,000    8,374,640
  Cons City University System, Series 1993 A, 5.75%, 7/1/2006
  (b) .......................................................    1,750,000    1,898,050
  Federal Housing Authority, Series 1998, 5.5%, 2/1/2011 (b)     4,825,000    5,106,153
  Mental Health Services Facilities, Series 1998 G, 5%,
  8/15/2008 (b) .............................................    1,275,000    1,311,899
  Pooled Capital Program, Series 1985, 7.8%, 12/1/2005 (b) ..      115,000      119,623
  State University Educational Facilities, Series 1990 B, 7%,
  5/15/2016 .................................................    1,900,000    1,994,981
New York State Energy Research and Development Authority,
  Pollution Control Revenue,
  Series 1995 E, 5.9%, 12/1/2006 (b) ........................    5,200,000    5,720,624
New York State Medical Care Facilities Finance Agency,
  Hospital and Nursing Home,
  Series 1992 C, 5.95%, 8/15/2009 ...........................    5,180,000    5,433,043
New York State Thruway Authority, Special Obligation, Series
  1991 A, Zero Coupon, 1/1/2002 .............................    3,155,000    2,835,682

    The accompanying notes are an integral part of the financial statements.

                     15 - Scudder Medium Term Tax Free Fund

                                                               Principal      Market
                                                               Amount ($)     Value ($)
----------------------------------------------------------------------------------------

New York State Urban Development Corp., Correctional
  Facilities, Series 1994 A, 5.4%,
  1/1/2006 (b) ...............................................   3,500,000   3,703,980

North Carolina

North Carolina, Municipal Power Agency #1, Catawba Electric
  Revenue:
  Series 1992, 5.9%, 1/1/2003 (b) ............................   2,550,000   2,702,439
  Series 1993, 4.1%, 1/1/2005 (b) ............................   3,000,000   2,992,500

North Dakota

Bismarck, ND, Hospital Revenue, St. Alexius Medical Center,
  Series 1991, ETM, Zero Coupon,
  5/1/2000 (b)** .............................................   2,850,000   2,761,736
Grand Forks, ND, Health Care Facilities, United Hospital
  Obligation Group, Series 1991 A, 6%,
  12/1/2002 (b) ..............................................   1,160,000   1,233,289

Ohio

Franklin County, OH, Health Care Facilities Revenue, Ohio
  Presbyterian Services:
  Series 1997, 5.15%, 7/1/2007 ...............................   1,000,000   1,017,690
  Series 1997, 5.4%, 7/1/2010 ................................   1,000,000   1,025,040
Hamilton County, OH, Health System Revenue, Franciscan Sisters
  of the Poor, Providence
  Hospital, Series 1992, 6.375%, 7/1/2004 ....................   4,495,000   4,868,220

Oregon

Chemeketa, OR, Community College District, General Obligation,
  Series 1998, 5.5%, 6/1/2013 ................................   2,170,000   2,312,178

Pennsylvania

Armstrong County, PA, Hospital Revenue, St. Frances Medical
  Center, Series 1992 A, 6.2%,
  6/1/2003 ...................................................   3,090,000   3,317,206
Montgomery County, PA, Multi-Family Housing Revenue, Series
  1993 A, 6%, 7/1/2004 .......................................   2,685,000   2,792,024
Pennsylvania State Industrial Development Authority, Economic
  Development Agency,
  Series 1994, 6%, 1/1/2012 (b) ..............................   1,000,000   1,077,420
Philadelphia, PA, General Obligation, Series 1987 A, 11.5%,
  8/1/1999 (b) ...............................................   1,000,000   1,013,730
Schuykill County, PA, Redevelopment Authority, Lease Revenue,
  Series 1991 A, 6.55%,
  6/1/2000 (b) ...............................................   1,105,000   1,139,962
Scranton-Lackawanna, PA, Health & Welfare Authority, Community
  Medical Center Project,
  Series 1998, 5.5%, 7/1/2008 (b) ............................   2,725,000   2,880,543
Somerset County, PA, Certificate of Participation, Series
  1991, ETM, 6.45%, 10/15/2000 (b)** .........................   2,000,000   2,081,640

South Carolina

South Carolina Jobs-Economic Development Authority, St .......
  Francis Hospital, Series 1992,
  6.375%, 7/1/2004 ...........................................   3,420,000   3,597,395
Sumter County, SC, Hospital Facility Revenue, Tuomey Regional
  Medical Center, Series 1991,
  6.375%, 11/15/1999 (b) .....................................   1,000,000   1,013,990

    The accompanying notes are an integral part of the financial statements.

                     16 - Scudder Medium Term Tax Free Fund

                                                                  Principal      Market
                                                                 Amount ($)     Value ($)
-----------------------------------------------------------------------------------------

Tennessee

Johnson City, TN, Health and Educational Facilities Authority,
  Medical Center Hospital,
  Series 1998, 5.5%, 7/1/2013 (b) ............................    2,270,000    2,397,846
Nashville & Davidson Counties, TN, Water and Sewer Revenue,
  Series 1998 B, 5.25%,
  1/1/2013 (b) ...............................................    3,310,000    3,443,856

Texas

Arlington, TX, Independent School District, General
  Obligation, Series 1999, 5.125%,
  2/15/2013 ..................................................    1,000,000    1,011,830
Austin, TX, Combined Utility System Revenue, Zero Coupon,
  Series 1992, 11/15/2009 (b) ................................    6,775,000    4,120,148
Boerne, TX, Independent School District, General Obligation,
  Series 1999, Zero Coupon,
  2/1/2013 ...................................................    3,285,000    1,636,718
Brownsville, TX, Utility System Revenue:
  Series 1995, 6%, 9/1/2008 (b) ..............................    1,000,000    1,105,300
  Series 1995, 6%, 9/1/2009 (b) ..............................    2,700,000    2,994,489
Denison, TX, Hospital Revenue, Texoma Medical Center Inc. ....
  Project, Series 1997, 6.125%,
  8/15/2012 ..................................................    1,000,000    1,028,480
Harris County, TX, Toll Road Revenue:
  Series 1994 A, Zero Coupon, 8/15/2006 (b) ..................    3,915,000    2,833,951
  Series 1994 A, Zero Coupon, 8/15/2007 (b) ..................    1,050,000      720,951
Laredo, TX, General Obligation, Series 1998, 5.125%, 8/15/2012
  (b) ........................................................    2,000,000    2,011,700
Richardson, TX, Hospital Authority, Richardson Medical Center:
  Series 1993, 6.5%, Prerefunded 12/1/2003, 12/1/2012 (c) ....      665,000      738,835
  Series 1993, 6.5%, 12/1/2012 ...............................    1,065,000    1,147,154
San Antonio, TX, Electric and Gas Revenue, Series 1998 A,
  5.25%, 2/1/2012 ............................................    3,000,000    3,078,720
Texas Municipal Power Agency, Series 1989, Zero Coupon,
  9/1/2007 (b) ...............................................    8,385,000    5,745,654
Texas Public Finance Authority, Series 1990, Zero Coupon,
  2/1/2009 (b) ...............................................    5,860,000    3,699,828

Utah

Intermountain Power Agency, UT, Power Supply Revenue:
  Series 1988 B, Zero Coupon, 7/1/2001 (b) ...................   10,495,000    9,675,445
  Series 1988 B, Zero Coupon, 7/1/2002 (b) ...................    2,500,000    2,207,200
  Series 1996 B, 6.25%, 7/1/2006 (b) .........................    8,000,000    8,887,680
  Series 1998 A, 5.25%, 7/1/2012 (b) .........................    7,000,000    7,164,920
Salt Lake County, UT, Water Conservation District, Series 1992
  A, Zero Coupon, 10/1/2003 (b) ..............................    3,200,000    2,672,768

    The accompanying notes are an integral part of the financial statements.

                     17 - Scudder Medium Term Tax Free Fund

                                                                 Principal     Market
                                                                Amount ($)     Value ($)
----------------------------------------------------------------------------------------

Virgin Islands

Virgin Islands, Public Finance Authority:
  Series 1992 A, ETM, 6.8%, 10/1/2000** .....................    1,035,000    1,081,337
  Series 1998 C, 5.5%, 10/1/2005 ............................    3,000,000    3,135,120
Virgin Islands, Water and Power Authority, Electric System
  Revenue, Series 1998, 5.25%,
  7/1/2009 ..................................................    2,000,000    2,057,520

Virginia

Peninsula Ports Authority, VA, Riverside Health Systems
  Project, Series 1998, 5.25%, 7/1/2013 .....................    2,885,000    2,914,831

Washington

Clark County, WA:
  Public Utility District #1, Series 1998, 6%, 1/1/2007 (b) .   12,150,000   13,302,306
  School District #117, Series 1998, 5%, 12/1/2011 (b) ......    1,820,000    1,843,660
King County, WA, Public Hospital District, Valley Medical
  Center, Series 1997 N, 6%,
  9/1/2009 (b) ..............................................    1,940,000    2,125,037
Snohomish County, WA, Public Utility District #1, Series 1991
  B, 6.4%, 1/1/2000 .........................................    2,000,000    2,035,880
Thurston County, WA, School District, General Obligation,
  Series 1996 B, Zero Coupon,
  12/1/2010 (b) .............................................    4,000,000    2,283,720
Washington State Public Power Supply System:
  Nuclear Project #1:
   Series 1993 B, 5.15%, 7/1/2002 ...........................    5,275,000    5,443,378
   Series 1996 A, 6%, 7/1/2005 (b) ..........................    2,950,000    3,211,193
  Nuclear Project #2:
   Series 1991 A, 6.3%, 7/1/2001 ............................    6,000,000    6,287,280
   Series 1993 A, 5.8%, 7/1/2007 ............................    2,120,000    2,288,688
   Series 1993 B, 5.15%, 7/1/2002 ...........................    6,085,000    6,279,233
   Series 1994 A, 4.9%, 7/1/2005 ............................    4,330,000    4,449,075
   Series 1994 A, 5.25%, 7/1/2008 ...........................    3,000,000    3,098,400
  Nuclear Project #3:
   Series 1989 B, 7.15%, 7/1/2001 ...........................    1,310,000    1,359,963
   Series 1989 B, Zero Coupon, 7/1/2004 (b) .................    8,000,000    6,422,640
   Series 1993 B, 5.15%, 7/1/2002 ...........................    3,165,000    3,266,027
   Series 1993 B, 5.25%, 7/1/2003 ...........................    3,000,000    3,122,880
Washington State, Higher Education Facilities Authority,
  Series 1998, 4.95%, 4/1/2011 (b) ..........................    1,500,000    1,505,235

West Virginia

South Charleston, WV, Pollution Control Revenue, Union
  Carbide, Series 1985, 7.625%,
  8/1/2005 ..................................................    2,000,000    2,298,420

    The accompanying notes are an integral part of the financial statements.


                     18 - Scudder Medium Term Tax Free Fund

                                                                  Principal     Market
                                                                  Amount ($)   Value ($)
-----------------------------------------------------------------------------------------

Wisconsin

Milwaukee County, WI, General Obligation, Series 1993 A, Zero
  Coupon, 12/1/2010 (b) .....................................     4,160,000     2,375,069
Wisconsin Health & Educational Facilities Authority:
  Columbia Hospital Inc., Series 1991, 6.125%, 11/15/2001 (b)     1,000,000     1,051,240
  Mercy Health System Corporation:
   Series 1995, 6%, 8/15/2005 (b) ...........................     1,400,000     1,518,944
   Series 1995, 6.125%, 8/15/2006 (b) .......................     1,480,000     1,622,332
   Series 1995, 6.25%, 8/15/2007 (b) ........................     1,000,000     1,108,120
  Wheaton Franciscan Hospital:
   Series 1991, 6%, 8/15/2002 (b) ...........................     1,000,000     1,056,900
   Series 1993, 5.8%, 8/15/2004 (b) .........................     1,675,000     1,791,915

-----------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $602,672,688)                     632,956,391
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $605,381,957) (a)                  635,667,101
-----------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $605,381,957. At May 31, 1999, net unrealized appreciation based on tax cost for all securities was $30,285,144. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $31,826,641 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $1,541,497.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.

                     19 - Scudder Medium Term Tax Free Fund

                              Financial Statements


                       Statement of Assets and Liabilities
                               as of May 31, 1999


Assets
-------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $605,381,957) ...   $635,667,101
                  Cash ....................................................        386,267
                  Receivable for investments sold .........................        635,000
                  Interest receivable .....................................      9,354,860
                  Receivable for Fund shares sold .........................        166,534
                  Other assets ............................................         17,103
                                                                              ------------
                  Total assets ............................................    646,226,865
Liabilities
-------------------------------------------------------------------------------------------
                  Dividends payable .......................................        841,669
                  Payable for Fund shares redeemed ........................      1,521,886
                  Accrued management fee ..................................        300,123
                  Other payables and accrued expenses .....................        292,885
                                                                              ------------
                  Total liabilities .......................................      2,956,563
                  -------------------------------------------------------------------------
                  Net assets, at market value                                 $643,270,302
                  -------------------------------------------------------------------------
Net Assets
-------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on investments     30,285,144
                  Accumulated net realized gain (loss) ....................      1,670,185
                  Paid-in capital .........................................    611,314,973
                  -------------------------------------------------------------------------
                  Net assets, at market value                                 $643,270,302
                  -------------------------------------------------------------------------
Net Asset Value
-------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                    ($643,270,302 / 57,106,903 outstanding shares of
                     beneficial interest, $.01 par value, unlimited         ---------------
                     number of shares authorized)..........................         $11.26
                                                                            ---------------

    The accompanying notes are an integral part of the financial statements.

                     20 - Scudder Medium Term Tax Free Fund

                            Statements of Operations


                                                                  Five Months
                                                                    Ended          Year Ended
                                                                  May 31, 1999    December 31,
Investment Income                                                  (Note E)          1998
------------------------------------------------------------------------------  -------------
                  Income:
                  Interest ...................................   $ 14,415,788    $ 35,234,097
                                                                 ------------    ------------

                  Expenses:
                  Management fee .............................      1,588,972       3,867,414
                  Services to shareholders ...................        230,514         611,122
                  Custodian and accounting fees ..............         45,048         153,255
                  Trustees' fees and expenses ................         19,403          38,387
                  Reports to shareholders ....................         32,412          61,235
                  Auditing ...................................         48,737          53,448
                  Registration fees ..........................         18,920          38,074
                  Legal ......................................          7,749          12,966
                  Other ......................................         10,356          22,371
                                                                 ------------    ------------
                                                                    2,002,111       4,858,272
                  -----------------------------------------------------------    ------------
                  Net investment income                            12,413,677      30,375,825
                  -----------------------------------------------------------    ------------

Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------  -------------
                  Net realized gain (loss) from investments ..      1,867,179       2,094,910
                  Net unrealized appreciation (depreciation)
                  during the period on investments............    (14,113,518)      3,869,091
                  -----------------------------------------------------------    ------------
                  Net gain (loss) on investment transactions .    (12,246,339)      5,964,001
                  -----------------------------------------------------------    ------------

                  -----------------------------------------------------------    ------------
                  Net increase (decrease) in net assets
                  resulting from operations                      $    167,338    $ 36,339,826
                  -----------------------------------------------------------    ------------

    The accompanying notes are an integral part of the financial statements.

                     21 - Scudder Medium Term Tax Free Fund

                       Statements of Changes in Net Assets


                                                                             Five Months
                                                                                Ended
                                                                            May 31, 1999        Years Ended December 31,
Increase (Decrease) in Net Assets                                             (Note E)          1998             1997
--------------------------------------------------------------------------------------------------------------------------------
                  Operations:
                  Net investment income ...............................   $  12,413,677    $  30,375,825    $  29,971,130
                  Net realized gain (loss) from investment transactions       1,867,179        2,094,910        1,973,818
                  Net unrealized appreciation (depreciation) on
                      investment transactions during the period             (14,113,518)       3,869,091       15,628,599
                                                                           -------------    -------------    -------------
                  Net increase (decrease) in net assets resulting from
                      operations.......................................         167,338       36,339,826       47,573,547
                                                                           -------------    -------------    -------------
                  Distributions to shareholders from:
                  Net investment income ...............................     (12,413,677)     (30,380,935)     (29,971,130)
                                                                           -------------    -------------    -------------
                  Net realized gains ..................................        (409,765)      (2,121,192)      (2,873,760)
                                                                          -------------    -------------    -------------
                  Fund share transactions:
                  Proceeds from shares sold ...........................      45,891,601      148,879,720      128,178,450
                  Net asset value of shares issued to shareholders in
                     reinvestment of distributions.....................       8,500,137       20,941,810       21,001,873
                  Cost of shares redeemed .............................     (76,655,887)    (152,419,713)    (157,462,022)
                                                                          -------------    -------------    -------------
                  Net increase (decrease) in net assets from Fund share
                     transactions......................................     (22,264,149)      17,401,817       (8,281,699)
                                                                          -------------    -------------    -------------
                  Increase (decrease) in net assets ...................     (34,920,253)      21,239,516        6,446,958
                  Net assets at beginning of period ...................     678,190,555      656,951,039      650,504,081
                                                                          -------------    -------------    -------------
                  Net assets at end of period .........................   $ 643,270,302    $ 678,190,555    $ 656,951,039
                                                                          -------------    -------------    -------------

Other Information
--------------------------------------------------------------------------------------------------------------------------------
                  Increase (decrease) in Fund shares
                  Shares outstanding at beginning of period ...........      59,066,560       57,554,739       58,325,377
                                                                          -------------    -------------    -------------
                  Shares sold .........................................       4,009,345       13,026,477       11,430,174
                  Shares issued to shareholders in reinvestment of ....         745,387        1,831,600        1,872,167
                     distributions
                  Shares redeemed .....................................      (6,714,389)     (13,346,256)     (14,072,979)
                                                                          -------------    -------------    -------------
                  Net increase (decrease) in Fund shares ..............      (1,959,657)       1,511,821         (770,638)
                                                                          -------------    -------------    -------------
                  Shares outstanding at end of period .................      57,106,903       59,066,560       57,554,739
                                                                          -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

                     22 - Scudder Medium Term Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                             Five Months Ended
                                               May 31, 1999                  Years Ended December 31,
                                                 (Note E)        1998       1997       1996       1995      1994
---------------------------------------------------------------------------------------------------------------------

                                               ----------------------------------------------------------------------
Net asset value, beginning of period .........    $11.48       $ 11.41    $ 11.15    $ 11.26    $ 10.39    $ 11.36
                                               ----------------------------------------------------------------------
Income from investment operations:
Net investment income ........................       .21           .52        .52        .53        .54        .53
Net realized and unrealized gain (loss) on
  investment transactions ....................      (.21)          .11        .31      (.09)        .92      (.92)
                                               ----------------------------------------------------------------------
Total from investment operations .............        --           .63        .83        .44       1.46      (.39)
                                               ----------------------------------------------------------------------
Less distributions from:
Net investment income ........................     (.21)         (.52)      (.52)      (.53)      (.54)      (.53)
Net realized gains on investment transactions      (.01)         (.04)      (.05)      (.02)      (.05)      (.05)
Total distributions ..........................     (.22)         (.56)      (.57)      (.55)      (.59)      (.58)
                                               ----------------------------------------------------------------------
Net asset value, end of period ...............    $11.26       $ 11.48    $ 11.41    $ 11.15    $ 11.26    $ 10.39
                                               ----------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
Total Return (%) .............................   (.02)**          5.58       7.69       4.02    14.32(a)   (3.50)(a)
Ratios and Supplemental Data
Net assets, end of period ($ millions) .......       643           678        657        651        712        701
Ratio of operating expenses net, to average
  daily net assets (%) .......................      .72*           .72        .74        .72        .70        .63
Ratio of operating expenses before expense
  reductions, to average daily net assets ....      .72*           .72        .74        .72        .72        .71
Ratio of net investment income to average          4.49*          4.51       4.67       4.75       4.92       4.94
  daily net assets (%)........................
Portfolio turnover rate (%) ..................     12.5*          10.8       13.4       14.1       36.1       33.8

(a) Total returns may have been lower had certain expenses not been reduced.
*  Annualized
** Not Annualized

                     23 - Scudder Medium Term Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Medium Term Tax Free Fund (the "Fund") is organized as a diversified series of Scudder Tax Free Trust, a Massachusetts business trust (the "Trust"), registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with remaining maturities greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax. Distributions of net realized capital gains to shareholders are recorded on ex-dividend date.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis. Interest income is accrued pro rata to the earlier of the call or maturity date.

                     24 - Scudder Medium Term Tax Free Fund

                      B. Purchases and Sales of Securities

During the five months ended May 31, 1999, purchases and sales of municipal securities (excluding short-term investments) aggregated $34,136,426 and $59,538,261, respectively. During the year ended December 31, 1998, purchases and sales of municipal securities (excluding short-term investments) aggregated $78,573,792 and $70,467,320, respectively.

                               C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objective, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% of the first $500,000,000 of the Fund's average daily net assets and 0.50% of such net assets in excess of $500,000,000 computed and accrued daily and payable monthly. For the five months ended May 31, 1999, the management fee aggregated $1,588,972 which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets. For the year ended December 31, 1998, the management fee aggregated $3,867,414 which was equivalent to an annual effective rate of 0.57% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the five months ended May 31, 1999 the amount charged to the Fund by SSC aggregated $135,451, of which $26,604 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SSC aggregated $347,239.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the five months ended May 31, 1999, the amount charged to the Fund by SFAC aggregated $38,815, of which $7,681 is unpaid at May 31, 1999. For the year ended December 31, 1998, the amount charged to the Fund by SFAC aggregated $93,421.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the five months ended May 31, 1999, Trustees' fees and expenses aggregated $19,403. For the year ended December 31, 1998, Trustees' fees and expenses aggregated $38,387.

                                D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                               E. Year End Change

On August 10, 1998, the Board of Trustees of the Trust changed the fiscal year end of the Fund from December 31 to May 31.

                     25 - Scudder Medium Term Tax Free Fund

                       Report of Independent Accountants

To the Trustees of Scudder Tax Free Trust and the Shareholders of Scudder Medium Term Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Medium Term Tax Free Fund (the "Fund") at May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
July 19, 1999

                     26 - Scudder Medium Term Tax Free Fund

                                 Tax Information

Of the dividends paid from net investment income for the five months ended May 31, 1999, 100% were exempt interest dividends which are tax exempt for regular federal income tax purposes. The Fund paid distributions of $.01 per share from net long-term capital gains during the five months ended May 31, 1999.

Pursuant to section 852 of the Internal Revenue Code, the Fund designates $1,900,000 as capital gain dividends for the five months ended May 31, 1999.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

                     27 - Scudder Medium Term Tax Free Fund

                              Officers and Trustees

Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Venture Partner,
Venture Capital Group

Ashton P. Goodfield*
Vice President

Thomas W. Joseph*
Vice President

Ann M. McCreary*
Vice President

John Millette*
Vice President and Secretary

John R. Hebble*
Treasurer

Caroline Pearson*
Assistant Secretary





                        *Scudder Kemper Investments, Inc.

                     28 - Scudder Medium Term Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Prime Reserve Shares*
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market^+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series --
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free^+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder Corporate Bond Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Select 1000 Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund

Preferred Series
----------------
  Scudder Tax Managed Growth Fund
  Scudder Tax Managed Small
    Company Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans

Variable Annuities
  Scudder Horizon Plan**+++ +++
  Scudder Horizon Advantage**+++ +++ +++

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. +++ +++ +++A no-load variable annuity contract issued by Glenbrook Life and Annuity Company and underwritten by Allstate Financial Services, Inc., sold by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                     29 - Scudder Medium Term Tax Free Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- www.scudder.com
          1-800-343-2890
                                                                       Personal Investment Organizer: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                     30 - Scudder Medium Term Tax Free Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          800 no-load funds from well-known companies--with no
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder
          Brokerage account already reserved for them, with
          no minimum investment. For information about
          Scudder Brokerage Services, call 1-800-700-0820.



          Fund Folio funds held less than six months will be charged a transaction fee. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                     31 - Scudder Medium Term Tax Free Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER